Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Clifford Capital Asset Finance Pte. Ltd. (the “Company”)

BNP Paribas, acting through its Singapore Branch

J.P. Morgan Securities plc

Société Générale

MUFG Securities Asia Limited Singapore Branch

Standard Chartered Bank (Singapore) Limited

(together, the “Specified Parties”)

Re: Bayfront IABS VIII Pte. Ltd. – Data Files Procedures

We have performed the procedures described below on the specified attributes in

(i)	an electronic data file entitled “Bayfront VIII - Asset Datatape (as of 21 Apr 2026).xlsx” provided by the Company on April 21, 2026, containing information on 40 projects (the “Projects”) as of April 21, 2026 (the “Data Tape”), and

(ii)	an electronic data file entitled “Bayfront VIII - Asset Listing (as of 21 Apr 2026).xlsx” provided by the Company on April 21, 2026, containing information on 44 debt instruments related to the Projects (the “Collateral Obligations”) as of April 21, 2026 (the “Asset Listing Workbook” and together with the Data Tape, the “Data Files”).

We were informed that the Collateral Obligations are intended to be included as collateral in the offering by Bayfront IABS VIII Pte. Ltd. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

•	The term “reporting threshold” means that dollar amounts, percentages, and number of years were within $1.00, 0.1%, and 0.1 years, respectively.

•	The term “Asset File” means the following information sources provided by the Company:

–	“Facility Agreement” –means a facility agreement, common terms agreement, credit agreement, credit guarantor agreement, subscription agreement, accession agreement, deed, or note for certain Collateral Obligations containing information on the terms of the debt instrument and includes full documents, excerpts, addendums, amendments, annexes, and/or schedules.

–	“Information Memorandum” – means a memorandum, circular, prospectus, term sheet, executive summary, presentation, or organization chart for certain Collateral Obligations describing the terms, underlying Project, respective obligors, sponsors, offtakers, or other relevant information for potential investors.

–	“Progress Report” – means a report for certain Collateral Obligations containing information regarding the (i) completion rate of an underlying Project that has not reached commercial operation or (ii) construction and/or operational status of an underlying Project that has reached commercial operation.

–	“Tenant Contract” – means an agreement for certain Collateral Obligations defining terms of trade between the project owner and a tenant or off-taker.

–	“Ratings Correspondence” – means copies of private letter ratings, credit estimates, and other correspondence the Company received from Fitch (Hong Kong) Limited and/or Moody’s Investors Service Ltd, or any successor or successors thereto.

–	“Compliance Certificate” – means certificates containing information regarding the debt service coverage ratio or other leverage ratio of the Collateral Obligations for the last 3 full calendar years and the current calendar year, as applicable.

–	“COD Certificate” – means a certificate containing information regarding the commercial operation date of an underlying Project.

–	“Swap Agreement” – means an agreement to enter into a currency or foreign exchange swap, interest rate swap, or other hedging contract related to a Collateral Obligation containing information regarding the term of the agreement and calculations of amounts due.

–	“CP Confirmation” – means a report or electronic correspondence for certain Collateral Obligations containing information related to the financial close and preconditions for accessing funds of the Collateral Obligation.

–	“Transfer Document” – means a document containing information regarding the acquisition of the Collateral Obligations by the Company including, but not limited to, pricing letters, trade confirmations, transfer certificates (for direct legal transferred loans), funded risk participation agreements (for participation loans), and bond custodian records (for bonds).

–	“Loan Schedule” – means a schedule containing information regarding the periodic calculation of interest rates, principal payments and/or interest payments for the Collateral Obligations.

The Asset File was represented by the Company to be either the original Asset File, a copy of the original Asset File, and/or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of any contract by the borrower or tenants.

•	The term “Rating Agency Information” means information obtained from (i) the Moody’s Investor Services website or other publications or (ii) the Fitch (Hong Kong) Limited website or other publications. We make no representation regarding the validity or accuracy of this information.

•	The term “Bloomberg Information” means information obtained from the Bloomberg, L.P website or other publications. We make no representation regarding the validity or accuracy of this information.

•	The term “Public Information” means Rating Agency Information, Bloomberg Information, and any information in the public domain from websites identified by the Company relating to the Projects and Collateral Obligations.

•	The term “Sector Mapping Schedule” means an electronic data file entitled “Sectors.xlsx” provided by the Company on February 11, 2026 containing alternate descriptions found in the Asset File and Public Information which may be considered equivalent to corresponding information contained in the Data Files related to the Sector and Sub-Sector attributes.

•	The term “Source Documents” means the Asset File, Public Information, and Sector Mapping Schedule.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

Prior to being provided the Data Tape and the Asset Listing Workbook, we received one or more earlier versions of the data tape and the asset listing workbook on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Company. The Data Tape and the Asset Listing Workbook represent the revised information reflecting resolution of differences communicated as determined appropriate by the Company. We performed the procedures on the Data Tape and Asset Listing Workbook, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	For each Project included in the Data Tape, we compared or recomputed the specified attributes in the Data Tape listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data Tape to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Source Documents / Instructions

Loan Amount in Portfolio ($mm)	Transfer Document

% of Portfolio	Instructions

Status (Operational or Under Construction)	COD Certificate, Progress Report,Information Memorandum

Completion Rate	COD Certificate, Progress Report,Information Memorandum

COD	COD Certificate, Progress Report,Information Memorandum

Mode of Transfer	Transfer Document

Maturity	Facility Agreement, Loan Schedule, Swap Agreement, CP Confirmation,Instructions

Attribute	Source Documents / Instructions

Sector	Information Memorandum, Public Information, Sector Mapping Schedule

Location	Information Memorandum, Public Information

Last 3 years’ Historical Average DSCR	Compliance Certificate

Event of Default DSCR level	Facility Agreement

Last 3 years’ Historical Average Leverage Ratio	Compliance Certificate

Event of Default Leverage Ratio	Facility Agreement

Fully Amortizing (Y/N)	Facility Agreement, Loan Schedule

We found such information to be in agreement without exception.

B.	For each Collateral Obligation included in the Asset Listing Workbook, we compared or recomputed the specified attributes in the Asset Listing Workbook listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Asset Listing Workbook to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Source Documents / Instructions

Currency	Facility Agreement, Loan Schedule, Swap Agreement

Dropdown Amount (US$)	Transfer Document

% of Portfolio	Instructions

Mty Year	Facility Agreement, Loan Schedule, Swap Agreement, Instructions

Tenor (Range)	Facility Agreement, Loan Schedule, Swap Agreement, Instructions

WAL	Facility Agreement, Swap Agreement, Loan Schedule, Instructions

Fitch ICO	Ratings Correspondence, Rating Agency Information

Fitch IDR	Ratings Correspondence, Rating Agency Information

Fitch CO Factor	Ratings Correspondence, Rating Agency Information

Moody’s CE	Ratings Correspondence, Rating Agency Information

Moody’s CE (numeric value)	Ratings Correspondence, Rating Agency Information

Benchmark Rate	Facility Agreement, Swap Agreement

Attribute	Source Documents / Instructions

Monthly Repayment Profile	Facility Agreement, Loan Schedule, Swap Agreement, Instructions

Margin over SOFR	Facility Agreement, Loan Schedule, Swap Agreement

Facility Guarantor	Facility Agreement

Tranche	Facility Agreement, Public Information

Mode of Transfer	Transfer Document

Covered	Facility Agreement

ECA/MFI loans	Facility Agreement

Country of Project	Facility Agreement,Information Memorandum, Public Information

Region of Project	Facility Agreement,Information Memorandum, Public Information

Country of Risk	Facility Agreement,Information Memorandum, Public Information

Region of Risk	Facility Agreement,Information Memorandum, Public Information

Sub-Sector	Information Memorandum, Public Information, Sector Mapping Schedule

Status	COD Certificate, Progress Report,Information Memorandum

Offtaker / Charterer	Information Memorandum, Public Information, Tenant Contract,Instructions

Operator	Information Memorandum, Public Information, Facility Agreement

ECA Country / MIGA	Facility Agreement

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Projects or Collateral Obligations, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Collateral Obligations to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Collateral Obligations being securitized, (iii) the compliance of the originator of the Collateral Obligations with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Projects or Collateral Obligations that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

April 22, 2026

Exhibit A – Instructions

#	Attribute	Instruction
1	% of Portfolio	Recompute as a percentage equal to:
a. Loan Amount in Portfolio ($mm)
divided by
b. the total Loan Amount in Portfolio ($mm) in the Data Tape or Asset Listing
Workbook, as applicable
2	Maturity	Recompute as a date equal to:
a. financial close date observed in the Facility Agreement or CP Confirmation plus
b. the original term observed in the Facility Agreement
3	WAL	Recompute as a number of years equal to:
a. the sum of the following for required principal payments observed in the Facility Agreement, Swap Agreement, or Loan Schedule:
i. the number of years between June 1, 2026, and the date associated with the principal payment times
ii. the amount of the required principal payment
divided by
b. the sum of all required principal payments observed in the Facility Agreement, Loan Schedule, or Swap Agreement

A-1

#	Attribute	Instruction
4	Monthly Repayment Profile	If required principal payments observed in the Facility Agreement, Loan Schedule, or Swap Agreement are disclosed as a currency amount, recompute as a percentage equal to:
a. the currency amount of the required principal payment
divided by
b. the sum of all required principal payments
For any required principal payments recomputed in such a manner or observed in the Facility Agreement, Loan Schedule, or Swap Agreement that are required to be paid prior to June 1, 2026, disregard such payments and multiply each required principal payment on or after June 1, 2026, by a percentage equal to:
a. 1
divided by
b. the sum all percentages observed or recomputed above and occurring after June 1, 2026
For Collateral Obligations related to Bridge Data Centres Malaysia (Labuan) Bhd project, compare the February 2028 value in the Asset Listing Workbook to a projected drawdown of 10.00%.
For Collateral Obligations related to the China Hongqiao Group Limited project, compare the July 2026 value in the Asset Listing Workbook to a projected drawdown of 19.00%.
5	Mty Yr	Recompute as a date equal to:
a. financial close date observed in the Facility Agreement or CP Confirmation plus
b. the original term observed in the Facility Agreement
6	Tenor (Range)	Recompute as the number of years between:
a. Final Maturity
and
b. June 1, 2026
7	Offtaker / Charterer	Consider Offtaker / Charter to be in agreement if the Asset Listing Workbook value is “Various offtakers” and more than one tenant or offtaker is identified in the Information Memorandum, Public Information, or Tenant Contract.

A-2